PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2001


This Supplement updates certain information contained in the following prospectuses, as they may have been subsequently supplemented, for products issued by Fortis Benefits Insurance Company.

    Fortis Opportunity Variable Annuity dated May 1,
  2000
    Fortis Masters Variable Annuity dated May 1, 2000
    Fortis Opportunity+ Variable Annuity dated May 1,
  2000
    Fortis Masters+ Variable Annuity dated May 1, 2000
    Income Preferred Variable Annuity dated May 1,
  2000
    Fortis Empower Variable Annuity dated May 1, 2000
    Fortis Wall Street Series VUL dated May 1, 2000
    Fortis Wall Street Series Survivor VUL dated May
  1, 2000
    Fortis Wall Street Series VUL 220 dated May 1,
  1999
    Fortis Wall Street Series VUL 500 dated May 1,
  1999
    Harmony Investment Life VUL dated May 1, 1995
    Fortis Series Fund dated May 1, 2000

Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

On January 25, 2001, Fortis, Inc. agreed to sell (the
"Sale") all of the stock in its wholly owned subsidiary, Fortis Advisers, Inc., ("Fortis Advisers") to Hartford Life and Accident Insurance Company
("Hartford Life"), a subsidiary of Hartford Financial
Services Group, Inc. ("The Hartford"). The Hartford is a leading insurance and financial services company.
The Sale also includes Hartford Life's agreement to co-insure the obligations of Fortis Benefits Insurance
Company under the variable annuity or variable life contracts offered hereby (the "Contracts") and to provide administration for the Contracts. The Sale is subject to various regulatory and other approvals.

Upon completion of the Sale, The Hartford will own and control Fortis Advisers and its subsidiaries, including
Fortis Investors, Inc.  ("Fortis Investors").  Fortis
Advisers is the investment adviser for the Fortis
Series Fund, Inc. (the "Fund"), and Fortis Investors is the principal distributor of the Fund. The Contracts permit you to invest in, among other investment options, various series of the Fund. The Fund expects to enter into new investment advisory and subadvisory agreements, and new distribution agreements as a result of the Sale. These changes will require approvals by the Fund's boards of directors and contract holders to the extent required by law.




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